CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS $ in Thousands	9 Months Ended
Sep. 30, 2019 USD ($) $ / shares shares
Revenue:
Revenue	$ 4,342
Type of Revenue [Extensible List]	nxtc:RelatedPartyMember
Operating expenses:
Research and development	$ 22,819
General and administrative	6,995
Total operating expenses	29,814
Loss from operations	(25,472)
Other income, net	2,662
Net loss	$ (22,810)
Net loss per common share-basic and diluted (in dollars per share) | $ / shares	$ (1.81)
Weighted average number of common shares -basic and diluted (in shares) | shares	12,609,219
Comprehensive loss:
Unrealized loss on marketable securities	$ (58)
Total comprehensive loss	$ (22,868)